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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2006
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                                 SMARTPROS LTD.
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             (Exact name of Registrant as specified in its charter)


            Delaware                001-32300                   13-4100476
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(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)



           12 Skyline Drive
         Hawthorne, New York                                10532
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(Address Of Principal Executive Office)                   (Zip Code)


        Registrant's telephone number, including area code (914) 345-2620
                                                           --------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 12, 2005, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing its financial results for the quarter ended March 31, 2006 and also announcing that the registrant is hosting a teleconference on May 15, 2006 at 4:15 p.m. eastern time to discuss its financial results for the quarter ended March 31, 2006.

         The conference call took place, as scheduled, at 4:15 p.m. eastern time on May 15, 2006. During the conference call, in response to a question, the registrant's chief executive officer, Allen S. Greene, stated that the registrant does not expect to incur significant costs related to compliance with the requirements of the Sarbanes-Oxley legislation. He further stated that the registrant's estimate to comply with the Sarbanes-Oxley requirement regarding the assessment of internal controls "would cost .. $100,000 or less of outside money." Also, in response to another question regarding the registrant's video production and duplication business, Mr. Greene made the following statement:
"We think ... that by the end of the third quarter, we should be back on track for our normal annual revenue. ... I expect to retain the business at over $1 million per year and that is what our goal is."

         An audio replay of the call is available on the registrant's web site, www.smartpros.com/ir/.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.
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           EXHIBIT
             NO.                          DESCRIPTION
           -------                        -----------
            99.1       Press release, dated May 12, 2005, announcing financial
                       results for the quarter ended March 31, 2006.


         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           SmartPros Ltd.

Dated: May 16, 2005                        By: /s/ Allen S. Greene
                                               ---------------------------------
                                               Allen S. Greene,
                                               Chief Executive Officer



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